Exhibit 10.1

CONSENT TO COMMITMENT INCREASE
Dated as of March 23, 2018
Citibank, N.A.,
as Administrative Agent
1615 Brett Road, Building #3
New Castle, Delaware 19720
Attention:     Bank Loan Syndications Department
Tyco International Holding S.a.r.l.
Ladies and Gentlemen:
Reference is made to the Multi-Year Senior Unsecured Credit Agreement dated as of March 10, 2016 (as amended or modified from time to time, the “Credit Agreement”) among Tyco International Holding S.à r.l., a private limited liability company incorporated under the laws of Luxembourg (the “Borrower”), the Lenders (as defined in the Credit Agreement) party thereto and Citibank, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise defined herein, and all references to Sections herein are references to Sections of the Credit Agreement.
Pursuant to Section 2.15 of the Credit Agreement, the Borrower delivered to the Administrative Agent a Commitment Increase Notice dated as of March 1, 2018 (the “Commitment Increase Notice”), requesting that the aggregate amount of the Commitments be increased, and, subject to the terms and conditions of this consent (this “Consent”), the Borrower and the Lenders party hereto hereby agree to increase the aggregate amount of the Commitments to $1,250,000,000.
Each Lender executing this Consent agrees to increase its Commitment to the amount so indicated on the attached Schedule I. This agreement to increase the Commitments is subject in all respects to the terms of the Credit Agreement and is irrevocable.
The increase of Commitments shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Consent executed by the Borrower and each of the Increasing Lenders. The increase of Commitments is further subject to the delivery to the Administrative Agent of (a) a certified copy of resolutions of the board of managers of the Borrower approving the Commitment Increase and (b) a certificate of the Borrower (which may take the form of the certifications set forth in the Commitment Increase Notice) certifying that as of the date of this Consent (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement or any other Loan Document, or which are contained in any certificate or notice delivered at any time by the Borrower under or in connection therewith, and the representations and warranties of each Subsidiary Guarantor set forth in Article III of its Subsidiary Guaranty, were true and correct in all material respects on and as of the date of the Commitment Increase Notice and are true and correct in all material respects on the Increase Date, before and after giving effect to the Commitment Increase, or, if any such representation or warranty was made as of a specific date, such representation and warranty was

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true and correct in all material respects on and as of such date and (ii) at the time of and immediately after giving effect to the Commitment Increase, no Default shall have occurred and be continuing.
This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent by facsimile or electronic communication (.pdf file) shall be effective as delivery of a manually executed counterpart of this Consent.
This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.
TYCO INTERNATIONAL HOLDING S.À R.L.

By /s/ Peter Schieser
Name: Peter Schieser
Title: General Manager

CITIBANK, N.A., as Administrative Agent

By /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

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Consent to the forgoing Consent:
CITIBANK, N.A.

By /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Lender’s Incremental Commitment Amount: $16,250,000

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Consent to the forgoing Consent:
Wells Fargo Bank, National Association

By /s/ Charles Reed
Name: Charles Reed
Title: Managing Director

Lender’s Incremental Commitment Amount: $40,000,000

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Consent to the forgoing Consent:

Bank of America, N.A.

By /s/ Michael Contreras
Name: Michael Contreras
Title: Vice President

Lender’s Incremental Commitment Amount: $15,625,000

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Consent to the forgoing Consent:

BARCLAYS BANK PLC

By /s/ Craig Malloy
Name: Craig Malloy
Title: Director

Lender’s Incremental Commitment Amount: $15,625,000

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Consent to the forgoing Consent:

JPMORGAN CHASE BANK, N.A.

By /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Lender’s Incremental Commitment Amount: $15,625,000

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Consent to the forgoing Consent:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By /s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

Commerzbank AG, New York Branch, as a Lender

By /s/ Michael Ravelo
Name: Michael Ravelo
Title: Managing Director

By /s/ Mark Coglitore
Name: Mark Coglitore
Title: Associate

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By /s/ Kaye Ea
Name: Kaye Ea
Title: Managing Director

By /s/ Gordon Yip
Name: Gordon Yip
Title: Director

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

Danske Bank A/S

By /s/ Alistair Welch
Name: Alistair Welch
Title: Director

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

GOLDMAN SACHS BANK USA

By /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

For and on behalf of
ING Bank N.V., Dublin Branch

Lender’s Incremental Commitment Amount:        $10,625,000 increase
$53,125,000 total commitment amount

By /s/ Sean Hassett
Name: Sean Hassett
Title: Director

By /s/ Shaun Hawley
Name: Shaun Hawley
Title: Director

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Consent to the forgoing Consent:

The Bank of New York Mellon

By /s/ John Smathers
Name: John Smathers
Title: Director

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By /s/ Eric Hill
Name: Eric Hill
Title: Authorized Signatory

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

TORONTO DOMINION (TEXAS) LLC

By /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

U.S. Bank National Association

By /s/ Caroline V. Krider
Name: Caroline V. Krider
Title: Senior Vice President

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

UniCredit Bank AG, New York Branch

By /s/ Ken Hamilton
Name: Ken Hamilton
Title: Managing Director

By /s/ Priya Trivedi
Name: Priya Trivedi
Title: Associate Director

Lender’s Incremental Commitment Amount: $10,625,000

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Consent to the forgoing Consent:

BNP PARIBAS

By /s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

By /s/ Melissa Dyki
Name: Melissa Dyki
Title: Director

Lender’s Incremental Commitment Amount: $7,500,000

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Consent to the forgoing Consent:

DEUTSCHE BANK AG NEW YORK BRANCH

By /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By /s/ Sanjeev Punjabi
Name: Sanjeev Punjabi
Title: Managing Director

Lender’s Incremental Commitment Amount: $5,625,000

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Consent to the forgoing Consent:

Standard Chartered Bank

By /s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director

Lender’s Incremental Commitment Amount: $5,625,000

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Consent to the forgoing Consent:

THE BANK OF NOVA SCOTIA

By /s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

Lender’s Incremental Commitment Amount: $5,625,000

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Consent to the forgoing Consent:

WESTPAC BANKING CORPORATION

By /s/ Su-Lin Watson
Name: Su-Lin Watson
Title: Director

Lender’s Incremental Commitment Amount: $5,625,000

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Schedule I
Commitments

Citibank, N.A.	$78,750,000
Wells Fargo Bank, National Association	$102,500,000
Bank of America, N.A.	$78,125,000
Barclays Bank PLC	$78,125,000
JPMorgan Chase Bank, N.A.	$78,125,000
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$53,125,000
Commerzbank AG New York Branch	$53,125,000
Credit Agricole Corporate and Investment Bank	$53,125,000
Danske Bank A/S	$53,125,000
Goldman Sachs Bank USA	$53,125,000
ING Bank N.V., Dublin Branch	$53,125,000
The Bank of New York Mellon	$53,125,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$53,125,000
Toronto Dominion (Texas) LLC	$53,125,000
U.S. Bank National Association	$53,125,000
UniCredit Bank AG, New York Branch	$53,125,000
Intesa Sanpaolo Bank Luxembourg SA	$42,500,000
Industrial and Commercial Bank of China Limited, New York Branch	$35,000,000
BNP Paribas	$30,000,000
Deutsche Bank AG New York Branch	$28,125,000

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Standard Chartered Bank	$28,125,000
The Bank of Nova Scotia	$28,125,000
Westpac Banking Corporation	$28,125,000
The Northern Trust Company	$22,500,000
First Hawaiian Bank	$7,500,000
TOTAL	$1,250,000,000

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